SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                          Date of Report: June 12, 1997
                       -----------------------------------

                            THE CHASE MANHATTAN BANK
         (successor to The Chase Manhattan Bank (National Association))
         --------------------------------------------------------------
                  (Originator of the Trust referred to herein)
             (Exact name of registrant as specified in its charter)


                    CHASE MANHATTAN AUTO GRANTOR TRUST 1996-B
                  --------------------------------------------
                      (Issuer with respect to Certificates)


       NEW YORK              33-99546                13-2633612
      ---------------     -----------------       ------------------
      (State or other      (Commission             (IRS Employer
      jurisdiction of      File Number)          Identification No.)
      incorporation)


      270 Park Avenue, New York, New York               10017
      -------------------------------------------       ----------
      (Address of principal executive offices)          (Zip code)


                                (212) 270-6000
                ---------------------------------------------------
                (Registrant's telephone number, including area code)



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Item 5. Other Events

    On 4/15/1997 and 5/15/97 Chase Manhattan Grantor Trust 1996-B
(the "Trust") made the distribution to Certificateholders contemplated by the Pooling and Servicing Agreement, dated as of September 1, 1996, (the "Pooling & Servicing Agreement"), between the Registrant, as Seller and Servicer, and Norwest Bank Minnesota, National Association, as Trustee. Copies of the Certificateholder Reports for such Distribution Dates delivered pursuant to section 5.7 of the Pooling and Servicing Agreement are being filed as an exhibits to this Current Report on Form 8-K.


Item 7 (c). Exhibits
            --------

  Exhibits       Description
  --------       -----------

  20.1 Monthly Certificateholder's statement with respect to the April 15, 1997 distribution.

  20.2 Monthly Certificateholder's statement with respect to the May 15, 1997 distribution.

                              SIGNATURES
                              ----------



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Bank has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            THE CHASE MANHATTAN BANK

                                            /s/ William J. Schiralli
                                            -----------------------------
                                            By: William J. Schiralli
                                            Title: Vice President




Date: June 12, 1997

                              INDEX TO EXHIBITS
                              -----------------


   Exhibits                         Description
   --------                         -----------

     20.1                Certificateholder Report dated
                         4/15/1997 delivered pursuant to
                         Section 5.7 of the Pooling and
                         Servicing  Agreement as of
                         September 1, 1996.

     20.2                Certificateholder Report dated
                         5/15/1997 delivered pursuant to
                         Section 5.7 of the Pooling and
                         Servicing  Agreement as of
                         September 1, 1996.